Exchangeable Securities	12 Months Ended
Dec. 31, 2020
Exchangeable Securities [Abstract]
Exchangeable Securities	Exchangeable Securities
On March 22, 2019, the Corporation entered into an Investment Agreement whereby Brookfield agreed to invest $750 million in TransAlta through the purchase of exchangeable securities, which are exchangeable into an equity ownership interest in TransAlta’s Alberta Hydro Assets in the future at a value based on a multiple of the Alberta Hydro Assets’ future-adjusted EBITDA ("Option to Exchange"). On May 1, 2019, Brookfield invested the initial tranche of $350 million in exchange for seven per cent unsecured subordinated debentures due May 1, 2039. On Oct. 30, 2020, Brookfield invested the second tranche of $400 million in exchange for redeemable, retractable first preferred shares.

A. $750 million Exchangeable Securities

As at	Dec. 31, 2020			Dec. 31, 2019
	Carrying value	Face value	Interest	Carrying value	Face value	Interest
Exchangeable debentures – due May 1, 2039	330	350	7%	326	350	7%
Exchangeable preferred shares(1)	400	400	7%	—	—	7%
Total long term debt	730	750		326	350

(1) Exchangeable preferred share dividends are reported as interest expense.

If Brookfield chooses not to exercise its Option to Exchange as outlined below, TransAlta has the right after Dec. 31, 2028 to redeem for cash all or any portion of the Exchangeable Securities for the original subscription price, plus any accrued but unpaid interest or dividends payable, provided the minimum proceeds to Brookfield for each redemption (other than the final redemption) is not less than $100 million and provided all Exchangeable Securities must be redeemed within 36 months of the first optional redemption.

B. Option to Exchange

As at	Dec. 31, 2020		Dec. 31, 2019
Description	Base fair value	Sensitivity	Base fair value	Sensitivity
Option to exchange – embedded derivative	—	nil -33	—	nil -27

The Investment Agreement allows Brookfield the Option to Exchange all of the outstanding exchangeable securities into an equity ownership interest of up to a maximum 49 per cent in an entity formed to hold TransAlta’s Alberta Hydro Assets after Dec. 31, 2024. The fair value of the Option to Exchange is considered a Level III fair value measurement as there is no available market-observable data. It is therefore valued using a mark-to-forecast model with inputs that are based on historical data and changes in underlying discount rates only when it represents a long-term change in the value of the Option to Exchange.

Sensitivity ranges for the base fair value are determined using reasonably possible alternative assumptions for key unobservable inputs, which is mainly the change in the implied discount rate of the future cash flow. The sensitivity analysis has been prepared using the Corporation’s assessment that a change in the implied discount rate of the future cash flow of 1 per cent is a reasonably possible change.

The maximum equity interest Brookfield can own with respect to the Hydro Assets is 49 per cent. If Brookfield’s ownership interest is less than 49 per cent at conversion, Brookfield has a one-time option payable in cash to increase its ownership to up to 49 per cent, exercisable up until Dec. 31, 2028, and provided Brookfield holds at least 8.5 per cent of TransAlta’s common shares. Under this top-up option, Brookfield will be able to acquire an additional 10 per cent interest in the entity holding the Hydro Assets, provided the 20-day volume-weighted average price (“VWAP”) of TransAlta’s common shares is not less than $14 per share prior to the exercise of the option, and up to the full 49 per cent if the 20-day VWAP of TransAlta’s common shares at that time is not less than $17 per share. To the extent the value of the Investment would exceed a 49 equity interest, Brookfield will be entitled to receive the balance of the redemption price in cash.